Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 8 — INCOME TAXES

The following table summarizes income tax expense (benefit), within continuing operations, for the years ended December 31, 2014, 2013 and 2012:

	Year Ended December 31,
(Dollars in thousands)	2014	2013	2012
Current income tax expense (benefit):
Federal	$(3,123)	$(2,382)	$(314)
State	(637)	(552)	(30)
Total current income tax expense (benefit)	(3,760)	(2,934)	(344)
Deferred income tax expense (benefit):
Federal	(4,611)	521	120
State	(15)	79	(58)
Total deferred income tax expense (benefit)	(4,626)	600	62
Total income tax expense (benefit)	$(8,386)	$(2,334)	$(282)

A reconciliation of the effective tax rates in the consolidated statements of income from continuing operations with the statutory federal income tax rate of 34.0% is summarized in the following:

	Year Ended December 31,
	2014	2013	2012
Federal statutory rate	34.0%	34.0%	34.0%
State income taxes, net of federal benefit	4.9%	2.2%	0.2%
Deferred tax valuation allowance	(131.3)%	(10.6)%	(27.6)%
Fair value adjustments	14.7%	(14.9)%	(3.0)%
Revisions to prior year taxes	171.4%	2.1%	0.7%
Meals and entertainment	(0.1)%	(0.2)%	(0.1)%
Other	4.7%	2.3%	(1.1)%
Effective tax rate	98.3%	14.9%	3.1%

Net payments made for federal and state income taxes were $0.6 million, $0.6 million and $0.3 million for the years ended December 31, 2014, 2013 and 2012, respectively.

The following table provides a summary of the activity in the amount of unrecognized tax benefits for the years ended December 31, 2014, 2013 and 2012:

	Year Ended December 31,
	2014	2013	2012
Beginning balance	$344	$378	$423
Additions based on tax positions related to the current year	—	—	—
Additions for tax positions of prior years	294	—	378
Reductions of tax positions of prior years	—	(34)	(423)
Settlements	(638)	—	—
Ending balance	$—	$344	$378

When necessary, the Company accrues the expected tax and interest exposure for tax matters that are either in the process of resolution or have been identified as having the potential for adjustment. There was no reserve for uncertain tax matters as of December 31, 2014 and 2013.

In connection with the NABCO business combination in July 2011, the Company recognized a $0.4 million liability for uncertain tax matters related to the difference between positions taken on tax returns filed prior to the acquisition and the estimated potential tax settlement outcomes associated with inventory costs in those tax returns. The statute of limitations on the uncertain tax matter expired in September 2012 and the accrued liability and the related indemnification asset were reversed.

In March 2014, the IRS completed its examination of the Company’s 2003, 2004, 2005 and 2008 tax years and delivered a special report on their examination to the congressional Joint Committee on Taxation (the “Joint Committee”). As required by Internal Revenue Code (the “Code”) Section 6405(a), the Joint Committee reviews all income tax refund requests in excess of $2.0 million, including the Company’s $24.8 million refund request related to its 2003, 2004, 2005 and 2008 tax years, which was received in October 2010. The special report, which the Joint Committee accepted without exception, indicated that net adjustments to the tax returns under examination resulted in a $0.5 million refund overpayment. The Company made estimated payments related to the refund overpayment in January 2013 and March 2014 aggregating $0.6 million, including estimated interest. In September 2014, the IRS provided a final accounting of the examination adjustments. These adjustments included additional interest adjustments on 2006 underpayment of tax liability, offset by NOLs generated in 2007 and utilized in the 2008 tax return. Interest on the underpayment accrued from its original due date until the 2008 tax return, utilizing the NOL was filed. In October 2014, the Company paid the $0.3 million of interest on tax adjustments. As of December 31, 2014, the Company has no tax years under examination, and tax years 2003 through 2008 are closed.

Deferred income taxes are a component of continuing operations, and include the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and for income tax purposes. The components of the Company’s deferred tax assets and deferred tax liabilities as of December 31, 2014 and 2013 are summarized in the following table:

	December 31,
(Dollars in thousands)	2014	2013
Deferred tax assets:
Net operating loss carryforwards	$375,193	$360,211
Alternative minimum tax credits	10,908	10,909
Repurchase reserve	2,098	2,450
Real Alloy Acquisition Costs	1,296	—
Inventory	641	469
Compensation	873	975
Litigation reserves	134	743
Bad debt	22	164
Other	149	121
Total deferred tax assets	391,314	376,042
Deferred tax liabilities:
Intangible assets and liabilities	624	1,013
Other	35	6
Total deferred tax liabilities	659	1,019
Net deferred tax asset before valuation allowance	390,655	375,023
Deferred tax valuation allowance	(385,551)	(375,029)
Net deferred tax asset (liability)	$5,104	$(6)

As of December 31, 2014, the Company had estimated federal and California net operating loss carryforwards (“NOLs”) of $933.6 million and $994.7 million, respectively. The federal NOLs have a 20-year life and begin to expire after the 2027 tax year, while the California NOLs have either a 10-year or 20-year life and begin to expire after the 2017 tax year. In order to preserve these tax attributes following emergence from Bankruptcy Proceedings, restrictions were included in Signature Nevada’s Amended and Restated Bylaws on transfers of its common stock (the “Tax Benefit Preservation Provision”). The same restrictions were included in Signature Delaware’s Amended and Restated Bylaws and subsequently, Real Industry’s Amended and Restated Bylaws. Unless approved by the Board, any attempted transfer of Real Industry common stock is prohibited and void to the extent that, as a result of such transfer (or any series of transfers) i) any person or group of persons own 4.9% of the then-outstanding shares of Real Industry common stock, whether directly or indirectly (a “4.9-percent holder”),  or ii) the ownership interests of any “five percent holder” (as defined in Section 1.382-2T(g) of the Tax Code) shall be increased or decreased. Persons wishing to become a 4.9-percent holder (or existing five-percent holders wishing to increase or decrease their percentage ownership) must request a waiver of the restriction from Real Industry, and the Board may grant a waiver in its sole discretion.  The Tax Benefit Preservation Provision is meant to reduce the potential for a “change of control” event, which, if it were to occur, would have the effect of limiting the amount of the NOLs available in a particular year.

The Company assesses deferred tax assets to consider whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets depends on the ability to generate future taxable income during the periods in which temporary differences become deductible. Prior to the NABCO Sale, as a result of generating losses since 2006, among other factors, the Company had determined that sufficient uncertainty existed as to the realizability of its net deferred tax asset and placed a full valuation allowance on its net deferred tax assets. Based on the fact that the NABCO Sale will generate a gain for income tax purposes of approximately $45.0 million, management has determined it is more likely than not that the Company will report taxable income for the year ended December 31, 2015 in United States federal and state jurisdictions in which Real Industry has NOLs. Based on the Company’s analysis of estimated taxable income, including the NABCO Sale and the Real Alloy Acquisition, in which the Company received a Tax Code Section 338(h)(10) election and a step-up in tax basis of the acquired assets in the Real Alloy Acquisition, $5.1 million of the deferred tax asset valuation allowance has been released in the year ended December 31, 2014, and the deferred tax valuation allowance as of December 31, 2014 and 2013 was $385.6 million and $375.0 million, respectively. Net deferred tax assets totaled $5.1 million as of December 31, 2014 and net deferred tax liabilities were $6 thousand at December 31, 2013.